UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 1, 2005

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20838	75-2396863
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

6 Desta Drive, Suite 6500

Midland, Texas 79705-5510

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code

(432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On July 1, 2005, Clayton Williams Energy, Inc. (the “Company,” “CWEI,” “we” or “us”) issued a news release announcing its proposed private offering of $200 million in principal amount of senior notes due 2013 (the “notes”).  The Company also announced that it intends to use the net proceeds from the proposed offering to repay amounts owed under its senior credit facilities and for general corporate purposes.

Exhibit 99.1, which is incorporated by reference into this Item 7.01, sets forth certain supplemental information contained in the preliminary offering memorandum dated July 1, 2005 relating to the proposed offering of the notes. Unless otherwise noted herein, as used in Exhibit 99.1 “Clayton Williams Energy,” “CWEI,” “Company,” “our Company,” “we,” “our,” and “us” refer to Clayton Williams Energy, Inc., and its subsidiaries, except where the context otherwise requires.

The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the notes.  The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company plans to issue the notes only to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01               Other Events

On July 1, 2005, Clayton Williams Energy, Inc. issued a news release announcing its intention to offer $200 million of senior notes due 2013 through an offering to qualified institutional buyers. A copy of this news release is being filed as an Exhibit 99.2 to this report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

	EXHIBIT NO.	DESCRIPTION

	Exhibit 99.1	Supplemental information (furnished in accordance with General Instruction B.2 of Form 8-K)

	Exhibit 99.2	News release dated July 1, 2005, entitled “Clayton Williams Energy Announces $200 Million Senior Note Private Placement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

July 1, 2005	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief Operating Officer

July 1, 2005	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial Officer

CLAYTON WILLIAMS ENERGY, INC.

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Supplemental information (furnished in accordance with General Instruction B.2 of Form 8-K)

Exhibit 99.2	News release dated July 1, 2005, entitled “Clayton Williams Energy Announces $200 Million Senior Note Private Placement”